UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

Commission File Number: 000-56142

OBITX, INC.
(Exact name of registrant as specified in charter)

DELAWARE	82-1091922
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3027 US HIGHWAY 17, FLEMING ISLAND, FL	32003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number 321-802-2474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “OBITX,”, “we” and “our” refer to OBITX, Inc. unless the context requires otherwise

Item 8.01. Other events.

On May 24, 2021 the Company engaged RedChip Companies as a non-exclusive Investor Relations Firm. The terms of the agreement are for 12 months effective June 1, 2021. After the initial four months the Company may cancel the agreement with a 30-days’ notice. RedChip Companies shall develop an Investor Relations Strategy for the Company. During the term, the Company will be featured on Bloomberg International (Europe). Compensation for these services, and more, is $12,500 per month and 75,000 shares of common stock. For a complete description of services review attached agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Investor relations agreement dated May 24, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBITX, INC.

Date: May 25, 2021	By:	/s/ Eric Jaffe
Eric Jaffe,
Chief Executive Officer

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